UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FUNDVANTAGE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FUNDVANTAGE TRUST
301 Bellevue Parkway

Wilmington, DE 19809

June __, 2017

SPECIAL MEETING OF SHAREHOLDERS OF
LATEEF Fund
TO BE HELD ON JULY 14, 2017

Dear Shareholder:

A special meeting of shareholders (the “Meeting”) of the Lateef Fund of FundVantage Trust (the “Trust”), will be held at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, on July 14, 2017, at 11:00 a.m. Eastern time. The purpose of the Meeting is set forth in the Notice of Special Meeting of Shareholders following this letter. Included with this letter are the Notice, a Proxy statement and a proxy card.

We look forward to your attendance at the Meeting, or to receiving your proxy card so that your shares may be voted at the Meeting. To vote, simply fill out the enclosed proxy card – be sure to sign, date and return it to us in the enclosed postage paid envelope. You also have the opportunity to provide voting instructions via telephone or the Internet. To vote by telephone please call the toll-free number located on your proxy card. To vote by using the Internet, please use the link located on your proxy card and follow the on-screen instructions.

Your vote is very important to us. Accordingly, a representative of the Trust may contact you to remind you of the voting deadline.

Thank you for your response and for your continued investment with the Trust and the Fund.

Sincerely,

Joel L. Weiss
President
FundVantage Trust

LATEEF Fund

of

FundVantage Trust

301 Bellevue Parkway

Wilmington, DE 19809

We encourage you to read the full text of the enclosed Proxy Statement. For your convenience we also have provided answers to frequently asked questions relating to, and a brief summary of, the proposal to be voted on by shareholders at the special meeting of shareholders to be held on July 14, 2017, (the “Meeting”). By its very nature, the following “Frequently Asked Questions” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information in this section is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

FREQUENTLY ASKED QUESTIONS

Q.           What are shareholders being asked to vote upon?

A.           At the Meeting scheduled for July 14, 2017, you will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Lateef Fund (the “Fund”), and Lateef Investment Management, L.P. (“Lateef” or the “Adviser”), the investment adviser to the Fund (“New Agreement”).

Q.           Why am I being asked to vote on a proposed New Agreement?

A.           On May 5, 2017, the Fund’s investment adviser Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) completed a transaction to restructure its management and equity ownership led by certain members of the Adviser’s management team — Mr. Quoc Tran, Chief Investment Officer and Managing Partner of the Adviser and Mr. Eric Winterhalter, Chief Operating Officer and Managing Partner of the Adviser. The restructuring was effected through a series of transactions (the “Transaction”) that resulted in Messrs. Tran and Winterhalter and Lateef MGL Holdings, LLC, a newly-formed subsidiary of the McCarthy Group LLC (“MGL”) (an Omaha-based financial services company) owning substantially all of the voting interests in the Adviser through a new general partner, Lateef General Partner, LLC. As a result of the Transaction, each of Messrs. Tran and Winterhalter and MGL became indirect control persons of the Adviser.

In conjunction with the Transaction, effective May 5, 2017, Mr. James Tarkenton, resigned from his position at Lateef and, as of that date no longer serves as a portfolio manager of the Fund. Also in conjunction with the Transaction, Mr. Ryan Willson, former Chief Executive Officer of Lateef and a Managing Member of the Adviser’s former general partner resigned from Lateef.

The consummation of the Transaction constituted a change in control (the “Change of Control”) of Lateef’s advisory business under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in the assignment and automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and Lateef, dated April 23, 2013 (“Prior Agreement”). The Transaction closed on May 5, 2017.

At an in-person meeting held on March 29-30, 2017, the Board of Trustees of the Trust (“Board”) unanimously approved the New Agreement under which Lateef will serve as investment adviser to the Fund, subject to its approval by the Fund’s shareholders. The terms of the New Agreement include a reduction in the maximum annual investment advisory fee payable to Lateef from 1.00% to 0.85% as a percentage of average net assets. The investment advisory fee reduction will become effective upon approval of the New Agreement by shareholders. The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve the advisory agreement with an investment company’s investment adviser. The New Agreement will take effect immediately upon the closing of the Transaction.

In addition, the Board approved an interim agreement between the Fund and Lateef (“Interim Agreement”) at the in-person meeting held on March 29-30, 2017. Because the Transaction closed before shareholders approved the New Agreement, the Interim Agreement permits Lateef to provide uninterrupted services to the Fund during the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders. The New Agreement will replace the Interim Agreement upon the New Agreement’s approval by shareholders.

Other than the time periods covered by the agreements and the reduced investment advisory fee the New Agreement is identical to the Prior Agreement in all material aspects. The Interim Agreement is identical to the Prior Agreement and the New Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Board or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice, and (iii) the compensation earned by the Adviser under the Interim Agreement will be held in an escrow account with the Fund’s custodian or a bank until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to the Adviser. If shareholders do not approve the New Agreement within 150 days of the Change of Control, Lateef will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

Neither the New Agreement nor the Interim Agreement will result in changes in the day-to-day management of the Fund by Lateef (except that Mr. Tarkenton will no longer serve as a portfolio manager to the Fund), its investment objective, fees or services provided. During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, Lateef will provide investment advisory services to the Fund under the Interim Agreement. The New Agreement will replace the Interim Agreement upon approval by shareholders.

Q.           Who will manage the Fund prior to the approval of the proposed New Agreement?

A.           Lateef will continue to provide investment advisory services to the Fund pursuant to either the Prior Agreement or the Interim Agreement.

Q.           How does the Change of Control affect me?

A.           As described in greater detail in the Proxy Statement, Lateef has expressed its continued commitment to providing for the continuity and growth of the Fund, as well as their commitment to investing in Lateef to enhance the depth and breadth of its advisory business. In addition, if shareholders of the Fund approve the New Agreement the maximum annual investment advisory fee payable to Lateef will be reduced from 1.00% to 0.85% as a percentage of average net assets. While the the fees payable by the Fund to Lateef will be reduced, the Change of Control is not expected to have an impact on the services received by the Fund or the operations of Lateef. The Transaction is not expected to result in any change in the investment objectives, policies or processes of the Fund

Q.           What happens if the proposed New Agreement is not approved?

A.           If the shareholders of the Fund do not approve the New Agreement, the Board of Trustees will take such further action as it deems necessary and in the best interests of the shareholders of the Fund.

Q.           How does the Fund’s Board of Trustees recommend that I vote?

A.           After careful consideration, the Board recommends that you vote FOR the proposal on the enclosed proxy card.

Q.           What vote is required to approve the proposal?

A.           The New Agreement must be approved by a "vote of a majority of the outstanding voting securities" of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.           How do I place my vote?

A.           You may provide the Fund with your vote by mail with the enclosed proxy card, by telephone using the toll-free number listed on your proxy card, by using the Internet, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund’s proxy solicitation agent at the telephone number below.

Q.           Whom do I call for more information?

A.            Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact AST Fund Solutions, the Fund’s proxy solicitor, at 888-564-8149.

YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

FUNDVANTAGE TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS of

LATEEF Fund

TO BE HELD ON

July 14, 2017

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on July 14, 2017. The proxy statement is available at proxyonline.com/docs/lateef.pdf or by calling AST Fund Solutions, the Fund’s proxy solicitor, at 888-564-8149. The Fund’s annual report is also available on the Fund’s website at www.lateef.com/lateef-fund-new.

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Lateef Fund (the “Fund”), a series of FundVantage Trust (the “Trust”), will be held on July 14, 2017 at 11:00 a.m., Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, for the following purpose:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Lateef Investment Management, L.P. (“Lateef”), the investment adviser to the Fund (“New Agreement”).

Shareholders of record on May 23, 2017, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest (“Shares”) of the Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote “FOR” adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” adjournment those proxies to be voted against a proposal.

The above proposal is discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Meeting in person. Whether or not you are able to attend the Meeting, we urge you to vote your shares so that the Meeting can be held without additional expense and a maximum number of Shares may be voted. You may vote your shares by using the Internet, by telephone, or by completing the enclosed proxy card and returning by mail in the enclosed postage paid envelope. Voting your shares by using the Internet, by telephone, or by returning the proxy card does not affect your right to vote in person, should you decide to attend the Meeting.

Your vote is important to us. Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of FundVantage Trust,

Joel L. Weiss
President
FundVantage Trust

June __, 2017

IMPORTANT

We urge you to vote as promptly as possible by using the Internet, by telephone, or by completing the enclosed proxy card and returning it in the enclosed addressed envelope, which requires no postage. Your prompt response may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so. If you need directions to the Meeting location, please contact the Fund at (866) 499-2151.

FUNDVANTAGE TRUST
301 BELLEVUE PARKWAY
WILMINGTON, DE 19809

PROXY STATEMENT

DATED June __, 2017

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF

LATEEF Fund

TO BE HELD ON July 14, 2017

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of FundVantage Trust (the “Trust”), on behalf of the Lateef Fund (the “Fund”), a series of the Trust, for use at the special meeting of shareholders of the Fund to be held on July 14, 2017 at 11:00 a.m. (Eastern Time), at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, and at any adjournments or postponements thereof (the “Meeting”). The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card were first mailed to shareholders of the Fund on or about June __, 2017.

Purpose of meeting

The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposal (the “Proposal”).

Proposal 1:	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Lateef Investment Management, L.P. (“Lateef”), the investment adviser to the Fund (“New Agreement”).

The persons named in the accompanying proxy will vote the number of shares of beneficial interest (“Shares”) of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposal.

Shareholders of record of the Fund as of the close of business on May 23, 2017 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the Fund has 11,509,371.1440 shares issued and outstanding. Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. Photographic identification will be required for admission to the Meeting.

A copy of the most recent annual report for the Fund is available, without charge, at www.lateef.com/lateef-fund-new, or upon request by writing to the Lateef Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or by calling (866) 499–2151.

PROPOSAL 1:	To approve a new investment advisory agreement between the Trust, on behalf of the LATEEF Fund, and LATEEF INVESTMENT MANAGEMENT, L.P.

Introduction:

The Board is requesting that the shareholders of the Fund approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Lateef (the “New Agreement”). The New Agreement will not increase advisory fees payable by the Fund to Lateef. The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.

Background:

On May 5, 2017, the Fund’s investment adviser Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) completed a transaction to restructure its management and equity ownership led by certain members of the Adviser’s management team — Mr. Quoc Tran, Chief Investment Officer and Managing Partner of the Adviser and Mr. Eric Winterhalter, Chief Operating Officer and Managing Partner of the Adviser. The restructuring was effected through a series of transactions (the “Transaction”) that resulted in Messrs. Tran and Winterhalter and Lateef MGL Holdings, LLC, a newly-formed subsidiary of the McCarthy Group LLC (“MGL”) (an Omaha-based financial services company) owning substantially all of the voting interests in the Adviser through a new general partner, Lateef General Partner, LLC. As a result of the Transaction, each of Messrs. Tran and Winterhalter and MGL became indirect control persons of the Adviser.

In conjunction with the Transaction, effective May 5, 2017, Mr. James Tarkenton, resigned from his position at Lateef and, as of that date no longer serves as a portfolio manager of the Fund. Also in conjunction with the Transaction, Mr. Ryan Willson, former Chief Executive Officer of Lateef and a Managing Member of the Adviser’s former general partner resigned from Lateef.

Because consummation of the Transaction constituted a change in control (the “Change of Control”) of Lateef’s advisory business with respect to the Fund, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in the assignment and automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, dated April 23, 2013 (“Prior Agreement”). Consequently, the Trustees are requesting that shareholders approve the New Agreement to enable Lateef to continue serving as investment adviser to the Fund. The Prior Agreement was last approved by the Fund’s shareholders on April 23, 2013.

At the in-person meeting held on March 29-30, 2017, the Board approved the New Agreement, subject to shareholder approval, to become effective upon shareholder approval of the New Agreement.

In order for Lateef to provide uninterrupted services to the Fund after the Transaction closed and before shareholder approval of the New Agreement, the Board approved an interim agreement between the Fund and Lateef (“Interim Agreement”) at the in-person meeting held on March 29-30, 2017. The Interim Agreement was entered into on May 5, 2017 and permits Lateef to continue to provide investment advisory services to the Fund during the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders. The New Agreement will then replace the Interim Agreement upon the New Agreement’s approval by shareholders.

A discussion of the basis for the Board’s approval of the New Agreement and the Interim Agreement is included below in the section entitled “Board Consideration in Approving the Interim Agreement and New Agreement.” Approval of the New Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. The New Agreement is identical in all material respects to the Prior Agreement, with the exception of the reduced advisory fee under the New Agreement, discussed below. The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement.

Comparison of the Prior Agreement, Interim Agreement and new agreement

Other than the time periods covered by the agreements and the reduction in the investment advisory fee payable to Lateef, the New Agreement is identical to the Prior Agreement in all material aspects. The New Agreement provides for a reduction in the maximum annual investment advisory fee payable to Lateef from 1.00% to 0.85% of the Fund’s average daily net assets. The Prior Agreement also provided for asset-based reductions in the investment advisory fee (commonly referred to as “breakpoints”) for services rendered, pursuant to which the Fund will pay Lateef an investment advisory fee, paid monthly, of 1.00% of the Fund’s average daily net assets up to $500 million, 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion, and 0.90% of the Fund’s average daily net assets of $1 billion and over. Unlike , the Prior Agreement, the New Agreement does not provide for breakpoints.

The Interim Agreement is identical to the Prior Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Board or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice, and (iii) the compensation earned by the Adviser under the Interim Agreement will be held in an escrow account until shareholders approve the new Agreement, after which the amount in the escrow account plus any interest will be paid to the Adviser. If shareholders do not approve the New Agreement within 150 days, Lateef will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned). The New Agreement will replace the Interim Agreement upon approval by shareholders.

summary of the new agreement

A description of the New Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General. Subject to the supervision of the Board of Trustees, Lateef will continue to manage the Fund in accordance with the Fund’s investment objective, restrictions and policies as stated in its Prospectus and SAI. Lateef will (i) provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) determine from time to time which securities and other investments will be purchased, retained, or sold for the Fund, and (iii) place from time to time the orders for all purchases and sales made for the Fund.

Compensation. For services rendered, the Fund will pay Lateef an investment advisory fee, paid monthly, of 0.85% of the Fund’s average daily net assets.

Brokerage. Subject to Lateef’s obligation to obtain best price and execution, Lateef has full discretion to select brokers or dealers to effect the purchase and sale of securities on behalf of the Fund. When Lateef places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, Lateef is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. Lateef is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by Lateef, provided that Lateef determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or Lateef’s overall responsibilities with respect to accounts as to which Lateef exercises investment discretion.

Liability. Lateef shall not be liable for any loss suffered by the Trust in connection with the matters to which the New Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Lateef in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement (“disabling conduct”). The Fund will indemnify Lateef against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Lateef.

Term. The New Agreement is expected to remain in effect from the date the Transaction closes for an initial two-year term. Thereafter, if not terminated, the New Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

Amendment. The New Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the New Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

Termination. Under the terms of the New Agreement, the New Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, on 60 days prior written notice to Lateef, or by Lateef at any time, without payment of any penalty, on 90 days prior written notice to the Trust. The New Agreement will immediately terminate in the event of its assignment.

COMPENSATION

The Fund’s advisory fee rate will be reduced under the New Agreement. For services rendered, the Fund will pay the Adviser an annual fee of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions in addition to class specific expenses such as 12b-1 distribution fees, shareholder service fees, and transfer agency fees) do not exceed (on an annual basis) 0.99% with respect to Class A shares, Class C shares and Class I shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

The following tables set forth the aggregate fees paid to the Adviser by the Fund for services rendered during the fiscal years ended April 30, 2015, April 30, 2016 and April 30, 2017:

For the Fiscal Year Ended April 30, 2017

Gross Advisory Fees Earned	Advisory Fees Waivers and Expenses Waived or Reimbursed	Net Advisory Fees
$2,827,970	$(843,429)	$1,984,541

For the Fiscal Year Ended April 30, 2016

Gross Advisory Fees Earned	Advisory Fees Waivers and Expenses Waived or Reimbursed	Net Advisory Fees
$6,104,094	$(1,069,282)	$5,034,812

For the Fiscal Year Ended April 30, 2015

Gross Advisory Fees Earned	Advisory Fees Waivers and Expenses Waived or Reimbursed	Net Advisory Fees
$8,203,694	$(1,219,088)	$6,984,606

Information Regarding the New Owners of LATEEF
and Operation of LATEEF Going Forward

The Adviser is controlled by the McCarthy Group, LLC ( “McCarthy”), Quoc Tran, and Eric Winterhalter. McCarthy indirectly controls the Adviser through its control of MG Financial, LLC which in turn controls Lateef MGL, LLC, which owns a 50% voting interest in Lateef General Partner, LLC (“Lateef GP”), which holds all of the voting interest in the Adviser. McCarthy is a private equity investment firm founded and controlled by Mr. Michael R. McCarthy, who serves as its Chairman, and is headquartered in Omaha, Nebraska. Quoc Tran indirectly controls the Adviser through his control of Lateef Management, LLC (“Lateef Management”) which owns a 50% voting interest in Lateef GP, which holds all of the voting interest in the Adviser. Eric Winterhalter indirectly controls the Adviser through his control of Lateef Management which owns a 50% voting interest in Lateef GP, which holds all of the voting interest in the Adviser.

General Information about LATEEF- Executive Officers and DIRECTORS

Lateef is organized as a limited partnership the laws of the State of California and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Personnel of the Adviser may serve as portfolio managers to certain clients and registered and unregistered investment funds, which utilize an investment program that is substantially similar to that of the Fund. Lateef currently serves, and may in the future serve, as an investment adviser to other investment funds. The offices of the Adviser are located at 300 Drakes Landing Road, Suite 210, Greenbrae, CA 94904 and its telephone number is (415) 461-3800. Each of the executive officers listed below may be contacted by mail addressed to their attention in care of Lateef.

In connection with the transaction described above, Ryan Willson, current CEO, and James Tarkenton, current Co-Portfolio Manager, have resigned from the firm to pursue other opportunities on or soon after the closing of the proposed transaction.

Upon the closing of the Transaction, Lateef’s principal officers will be as set forth below.

Name	Position with Investment Adviser and Principal Occupation
Quoc Tran	Managing Partner, Portfolio Manager & Chief Investment Officer
Eric Winterhalter	Managing Partner & Chief Operating Officer

 Upon the closing of the Transaction, the members of the Board of Directors of Lateef will be as set forth below.

Quoc Tran
Eric Winterhalter
Patrick Duffy

None of the Trustees or officers of the Trust is an officer, employee, director, general partner or shareholder of Lateef.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. It is the objective of the Adviser to obtain the best results in conducting portfolio transactions for the Fund over time, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The Adviser may utilize execution management systems that provide advanced capabilities such as algorithmic trading and/or direct market access to electronic communications networks when executing trades.

While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.

The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. The Adviser currently has no soft dollar agreements.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as are feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Although neither the Fund nor Lateef have entered into directed brokerage arrangements, all of the Fund’s brokerage transactions are through brokers that may provide Lateef proprietary research services consistent with

Section 28(e) of the Securities and Exchange Act of 1934 and Lateef’s goal for achieving best execution.

The table below sets forth the brokerage commissions paid by the Fund for the fiscal years ended April 30, 2015, April 30, 2016 and April 30, 2017:

	Fiscal Year Ended April 30, 2017	Fiscal Year Ended April 30, 2016	Fiscal Year Ended April 30, 2015
Brokerage Commissions Paid by the Fund	$350,091	$664,260	$336,568

For the fiscal years ended April 30, 2015, 2016 and 2017, the Fund did not pay any brokerage commissions to an affiliate of the Trust.

Board Consideration in Approving the Interim Agreement and New Agreement

Before considering the Interim Agreement and New Agreement, the Board of Trustees (“Trustees”), including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, requested information about the Change of Control.  In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by Lateef in conjunction with the March 29-30, 2017 in-person meeting.  At the meeting, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the Interim Agreement and New Agreement. In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act regarding: (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of Lateef, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Lateef’s ability to service the Fund, (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies) and (xi) compliance with federal securities laws and other regulatory requirements. The Trustees noted the reports and discussions with portfolio managers as provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to the Trust’s pricing procedures as established by the Board.

At the in-person meeting, representatives from Lateef joined the meeting in person and discussed the Change of Control, including the background of and reasons for the Change of Control.  They also discussed Lateef’s history, performance, and investment strategy in connection with the proposed New Agreement. Representatives of Lateef responded to questions from the Board.  The Board members also inquired about the plans for, and the new roles and responsibilities of, certain employees and officers of Lateef as a result of the Change of Control.  In connection with the Trustees’ review of the Interim Agreement and New Agreement, the representatives from Lateef emphasized that: (i) it expected that there will be no adverse changes as a result of the Change of Control in the nature, quality, or extent of services currently provided to the Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) no material adverse effects on Lateef’s financial condition; (iii) no material changes in personnel or operations are contemplated; and (iv) Lateef has no present intention to alter the expense limitations and reimbursements currently in effect for the Fund.

In addition to the information provided by Lateef as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Interim Agreement and New Agreement, including the specific matters discussed below.  In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund and Lateef, as provided in the Interim Agreement and New Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Interim Agreement and New Agreement, including that the Fund’s contractual fee under the Interim Agreement and New Agreement will remain the same; (ii) the Board’s full annual review of the Prior Agreement at the in-person meeting on December 8-9, 2016 as required by the 1940 Act and their determination at that time that (a) Lateef had the capabilities, resources, and personnel necessary to provide the satisfactory advisory services currently provided to the Fund and (b) the advisory fees paid by the Fund, taking into account any applicable fee limitations, represent reasonable compensation to Lateef in light of the services provided, the costs to Lateef of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the operations of Lateef are not currently expected to change as a result of the Change of Control.  Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the Interim Agreement and New Agreement, the Trustees gave attention to the information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Interim Agreement and New Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the services historically provided by Lateef to the Fund and its shareholders.  In reviewing the nature, extent, and quality of services, the Board considered that the Interim Agreement and New Agreement will be substantially similar to the Prior Agreement, and they therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies, and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board.

The Trustees considered Lateef’s personnel and the depth of Lateef’s personnel who possess the experience to provide investment management services to the Fund including that Mr. Quoc Tran will remain as Chief Investment Officer of Lateef and the lead portfolio manager of the Fund and that Mr. Tarkenton will no longer serve as a portfolio manager of the Fund.  Based on the information provided by Lateef, including that certain changes are expected as a result of the Change of Control in Lateef’s personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by Lateef are appropriate and consistent with the terms of the Interim Agreement and New Agreement, (ii) that the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services, (iv) Lateef has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has retained qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue under the Interim Agreement and New Agreement.

Investment Performance. The Trustees reviewed the historical performance charts for each of the Fund’s share classes, as compared to the Lipper Multi-Cap Growth Fund category, the Fund’s Lipper peer group, for the calendar year-to-date, one year, two year, three year, five year and since inception periods ended December 31, 2016. The Trustees noted that each of the Fund’s share classes underperformed the Lipper Multi-Cap Growth Index for each period. The Trustees also received performance information for the Fund’s Class I shares, the Fund’s comparable separately managed account composite (gross of fees), for the one year, three year and five year periods ended October 31, 2016, and the S&P 500 Index for the one year, three year, five year and since inception periods ended October 31, 2016, as applicable. The Trustees further noted that the Fund underperformed the S&P 500 Index for each period, outperformed the comparable separately managed account composite (gross of fees) for the one year period, and underperformed the comparable separately managed account composite (gross of fees) for the three year, and five year periods ended October 31, 2016. The Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the meeting.

Comparative Expenses. The Trustees noted that the representatives of Lateef had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from Lateef’s relationship with the Fund. The Trustees considered the fees that Lateef charges its similarly managed accounts, and evaluated the explanations provided by Lateef as to differences in fees charged to the Fund and such accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similar funds managed by other investment advisers. The Trustees noted that the net total expenses of the Fund’s Class A shares were lower than the median of the net total expenses of funds with similar share classes in the Lipper Multi-Cap Growth Fund category, the net total expenses of the Fund’s Class C shares were equal to the median of the net total expenses of funds with similar share classes in the same category and the net total expenses of the Fund’s Class I shares were each higher but substantially in line with the median of the net total expenses of funds with similar share classes in the same category. Further, the net advisory fee for the Fund’s Class A shares, Class C shares and Class I shares, were each higher than the median of the net advisory fee for funds in the Lipper Multi-Cap Growth Fund category. The Trustees concluded that the advisory fee and services provided by Lateef are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting. The Trustees considered whether the Change of Control would impact the services currently being provided to the Fund. Based on the information provided at the meeting, the Trustees concluded that there would not be any material impact on the expenses of the Fund and services provided to the Fund as a result of the Change of Control.

Management Profitability. The Trustees then reviewed materials regarding the costs of the services provided by Lateef, the compensation and benefits received by Lateef in providing services to the Fund, the Lateef’s rationale for proposing a reduced investment advisory fee and Lateef’s profitability. The Trustees were provided with Lateef’s audited balance sheet as of December 31, 2016 . The Trustees noted that Lateef’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that Lateef’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that Lateef’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the adviser, the investment performance of the Fund and the expense limitations agreed to by Lateef.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase and expenses are spread over a larger asset base. The Trustees noted that, unlike the Prior Agreement, Lateef’s proposed reduction in the investment advisory fee did not provide for breakpoint reductions in the investment advisory fee rate at specific asset levels but that the maximum investment advisory fee of 0.85% under the New Agreement was lower than the lowest fee charged on higher levels in the breakpoint schedule under the Prior Agreement (0.90%).

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Interim Agreement and New Agreement. The Board concluded that the advisory fee rate under the Interim Agreement and New Agreement is reasonable in relation to the services provided and that execution of such agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the advisory fees and total expense ratios are at acceptable levels in light of the quality of services provided to the Fund and in comparison to those of the Fund’s respective peer groups; that the investment advisory fee payable to the Lateef would be reduced; that the total expense ratio would not changed materially; and that Lateef had represented that the overall expenses for the Fund are not expected to be adversely affected by the Change of Control. The Trustees also noted that Lateef had no present intention to alter any expense limitation or reimbursement currently in effect for the Fund. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for the Fund is acceptable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

*    *    *

Additional Information

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Distributor	Foreside Funds Distributors LLC
Custodian	The Bank of New York Mellon
Legal Counsel	Pepper Hamilton LLP

BNY Mellon Investment Servicing (US) Inc. is located at 301 Bellevue Parkway, Wilmington, DE 19809 and Foreside Funds Distributors LLC is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Lateef. In addition to solicitation by mail, representatives of Lateef, certain officers and representatives of the Trust, directors, officers and employees of BNY Mellon Investment Servicing, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, electronically or personally. If you choose to access the proxy materials and/or vote on the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. The Trust has engaged AST Fund Solutions, the Fund’s proxy solicitor, at 888-564-8149, a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram, electronically or personally. The anticipated cost of soliciting proxies is approximately $29,500.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement, vote by using the Internet, vote by telephone, or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person they may contact the Fund at (866) 499-2151. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact AST Fund Solutions, the Fund’s proxy solicitor, at (888) 564–8141.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. Due to the voting requirements discussed further in the following section, the Fund may have a sufficient number of votes to constitute a quorum but not have a sufficient number of votes to act on the Proposal. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholder Information

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund may be deemed to “control” the Fund. As a result, such persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. As of the Record Date, the Fund had 11,509,371.1440 shares issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address	Ownership Percentage

UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	6.02%

Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 100 Montgomery St. San Francisco, CA 94104-4122	7.77%

Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	11.76%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive Jackonville, FL 32246-6486	12.79%

[As of the Record Date, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.]

Shareholder Proposals for Subsequent Meetings

The Trust does not hold regular annual Shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.

By Order of the Board of Trustees,

Joel L. Weiss
President
FundVantage Trust

Dated: June —, 2017

IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU VOTE AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, BY TELEPHONE, OR BY COMPLETING THE ENCLOSED PROXY AND RETURNING IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

EXHIBIT A

FORM OF

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of _____, between FUNDVANTAGE TRUST, a Delaware Statutory Trust (herein called the “Trust”) on behalf of the Trust’s Lateef Fund (the “Fund”), and Lateef Investment Management, L.P. (herein called the “Investment Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios, including the Fund;

WHEREAS, the Trust desires to retain the Investment Adviser to render certain investment advisory services to the Fund, and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust have approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

Section 1. APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser for the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

Section 2. DELIVERY OF DOCUMENTS. The Trust has furnished or will furnish the Investment Adviser with copies of each of the following:

a. Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

b. Each prospectus and statement of additional information relating to any class of Shares representing interests in the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “SAI,” respectively).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any. In addition all copies of the resolutions of the Board of Trustees or amendments or supplements thereof will, upon the Investment Adviser’s request, be properly certified or authenticated.

In addition to the foregoing, the Trust will also provide the Investment Adviser with copies of the Trust’s Agreement and Declaration of Trust and By-Laws, and any registration statement or service contracts related to the Fund, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

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Section 3. MANAGEMENT. Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide for the management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Fund’s investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Trust (or its agents and service providers) prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

Section 4. BROKERAGE. Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients. In no instance will the Fund’s securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees of the Trust at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser’s other clients, and that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term. Further, the Investment Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to Fund securities transactions, (ii) the utilization of “soft dollar commissions” by the Fund and the Investment Adviser with respect to the Fund, and (iii) such other matters as the Board of Trustees may reasonably request.

A-2

Section 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Where the Investment Adviser maybe exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Investment Adviser may comply with such request prior to obtaining the Trust’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

The Trust will treat as confidential and not disclose to third parties (other than accountants, attorneys and other service providers who have agreed to preserve the confidence of the information disclosed) all information and advice furnished by the Investment Adviser in connection with this Agreement, except as required by law or with the Investment Adviser’s consent.

Section 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or the Trust.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Trust acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund. The Investment Adviser shall have no obligation to acquire for the Fund a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

A-3

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this does not constitute a waiver by the Trust of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

Section 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

Section 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Fund shall bear all of its own expenses not specifically assumed by the Investment Adviser. Expenses borne by the Fund shall include, but are not limited to, the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Trust and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Trust’s directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Trust to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Trust are allocated to such class.

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Section 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Trust, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Fund’s assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Trust may adopt from time to time.

Section 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Investment Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Trust shall execute and deliver any and all documents required to indicate the consent of the Trust to such use. The Trust hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Fund, the name of the Fund will be changed to one that does not contain the names “Lateef Investment Management, L.P.” or “Lateef” or otherwise suggest an affiliation with the Investment Adviser.

Section 11. COMPENSATION. (a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Fund, the Trust will pay the Investment Adviser from the assets of the Fund and the Investment Adviser will accept as full compensation therefore from the Fund a fee, computed daily and payable monthly, at the annual rate of 0.85% of the Fund’s average daily net assets. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month. (b) The fee attributable to the Fund shall be satisfied only against assets of the Fund and not against the assets of any other investment portfolio of the Trust. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

Section 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Fund will indemnify the Investment Adviser and each of its partners, directors, officers, employees, agents and affiliates (each, including the Investment Adviser, an “Indemnified Person”) against and hold each of them harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit to the extent not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Trust who are neither “interested persons” of the Trust nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. An Indemnified Person shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by that person in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act. The Indemnified Person shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification. Any amounts payable by the Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.

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The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to the Fund’s name. The Investment Adviser shall indemnify and hold harmless the Trust and the Fund for any claims arising from the use of the terms “Lateef Investment Management, L.P.” or “Lateef” in the name of the Fund.

Section 13. DURATION AND TERMINATION. This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Fund. Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days’ prior written notice to the Trust. This Agreement will immediately terminate in the event of its assignment.

Section 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until the applicable shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

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Section 15. TRUST COVENANTS AND REPRESENTATIONS. The Trust covenants and agrees that all offers and sales of the units or other interests of the Fund will be made in compliance with all applicable laws, including securities laws, and in particular will not be made by way of or in a manner that involves any misrepresentation of any material fact or any omission to state any material fact that is necessary in order to make the statement made not misleading. The Trust has received a copy of Part II of the Investment Adviser’s current Form ADV at least 48 hours prior to its execution of this Agreement.

Section 16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

Section 17. CHANGE OF GENERAL PARTNER. The Investment Adviser shall notify the Trust of any change in its general partner within a reasonable time after that change.

Section 18. DEFINITIONS. As used in this Agreement, the terms “affiliated person,” “assignment,” “interested person,” “majority of the outstanding voting securities” and “principal underwriter” shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

Section 19. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Investment Adviser:

Lateef Investment Management, L.P.

Attn: Eric Winterhalter

300 Drakes Landing

Suite 100

Greenbrae, CA 94904

Fax: (415) 461-0436

If to the Trust:

FundVantage Trust
Attn: Joel Weiss, President
JW Fund Management LLC

100 Springdale Rd.

Suite A3-416

Cherry Hill, NJ 08003

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With copy to:

Joseph V. Del Raso, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
18th & Arch Streets
Philadelphia, PA 19103
Fax: (215) 981-4750

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the third (3rd) business day after the date of mailing thereof.

Section 20. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

Section 21. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FUNDVANTAGE TRUST

By:
Name:	Joel Weiss
Title:	President

LATEEF INVESTMENT MANAGEMENT, L.P.

By:
Name:	Eric Winterhalter
Title:	COO

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